UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2020

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

51 Rio Robles, San Jose, California 95134
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	SPWR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 27, 2020, SunPower Corporation (the “Company”) filed with the Securities and Exchange Commission a current report on Form 8-K (the “Original Form 8-K”) which announced the completion of the spin-off ("Spin-Off") of Maxeon Solar Technologies, Ltd. (“Maxeon Solar”), a Singapore public company limited by shares. On September 1, 2020, the Company filed on Form 8-K/A an amendment to the Original Form 8-K (“Amendment No. 1”) to include the unaudited pro forma condensed consolidated financial information required by Item 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(b) Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet of the Company as of June 28, 2020 and the unaudited pro forma condensed consolidated statements of income of the Company for the six months ended June 28, 2020 and for the years ended December 31, 2017, December 30, 2018 and December 29, 2019 giving pro forma effect to the Spin-Off are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated into this Item 9.01 by reference.

(d) Exhibits.

Exhibit	Title
99.1	Unaudited Pro Forma Financial Information
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

September 1, 2020	By:	/S/ MANAVENDRA S. SIAL
	Name:	Manavendra S. Sial
	Title:	Executive Vice President and Chief Financial Officer